Rule 497(e)
File Nos. 333-189440 and 811-05961

GREAT-WEST SMART TRACK® II VARIABLE ANNUITY

An individual flexible premium variable annuity
Issued by Great-West Life & Annuity Insurance Company of New York

Supplement dated April 16, 2014
to the Prospectus and Statement of Additional Information
dated October 4, 2013

This Supplement amends certain information contained in the Prospectus and Statement of Additional Information dated October 4, 2013.

Effective May 16, 2014, the following Portfolios will close to new investors and new contributions:

Dreyfus Variable Investment Fund International Value Portfolio (Service Class)
Lazard Retirement US Small-Mid Cap Equity Portfolio (Service Class)

As a result, effective May 16, 2014, new Contributions and/or incoming Transfers will not be accepted into the closed Portfolios. Existing balances as of May 15, 2014 may remain in the closed Portfolios.
Any Owner utilizing a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Sub-Accounts of the closed Portfolios should contact an annuity account representative immediately to make alternate arrangements. If you fail to make alternate arrangements by May 16, 2014, any allocations made to the Sub-Accounts of the closed Portfolios will be automatically directed to the Great-West Money Market Fund Sub-Account.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and Statement of Additional Information dated October 4, 2013.

Please read this Supplement carefully and retain it for future reference.